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BT INVESTMENT FUNDS
Investment International Equity Fund, International Small Company Equity Fund, Global Emerging Markets Equity Fund, Latin American Equity Fund and Pacific Basin Equity Fund

SUPPLEMENT DATED DECEMBER 16, 1999 (REPLACING SUPPLEMENT DATED NOVEMBER 4, 1999) TO PROSPECTUS DATED JANUARY 31, 1999

THE FOLLOWING REVISES THE ADDRESS FOR ALL CORRESPONDENCE, INCLUDING APPLICATIONS, WITH RESPECT TO EACH FUND:

     BT Service Center
     P.O. Box 219210
     Kansas City, MO 64121-9210

THE FOLLOWING APPLIES TO GLOBAL EMERGING MARKETS EQUITY FUND:

On September 30, 1999, the Global Emerging Markets Equity Fund transferred all of its assets to the Morgan Grenfell Emerging Markets Equity Fund (the "MG Fund"), and Institutional shares of the MG Fund were distributed to the Global Emerging Markets Equity Fund's shareholders in proportion to their holding in the Global Emerging Markets Equity Fund (the "Reorganization"). After the Reorganization, the Global Emerging Markets Equity Fund was liquidated and terminated.

THE FOLLOWING SUPPLEMENTS THE "BUYING AND SELLING FUND SHARES" SECTION WITH RESPECT TO INTERNATIONAL SMALL COMPANY EQUITY FUND:

International Small Company Equity Fund liquidated all of its assets and was terminated effective May 28, 1999.

THE FOLLOWING SUPPLEMENTS THE "PRINCIPAL INVESTMENTS" SECTION WITH RESPECT TO LATIN AMERICAN EQUITY FUND:

On December 8, 1999, the Fund's Board of Trustees voted to recommend a proposal to shareholders to change the Fund's concentration policy. Currently, the Fund may not invest more than 25% of its total assets in any single industry sector. At an upcoming special meeting of shareholders, shareholders will be asked to vote on a proposal to allow the Fund the flexibility to invest more than 25% of its total assets, but no more than 35% of its total assets, in any given industry sector to the extent that the Morgan Stanley Capital International
(MSCI) Latin American Emerging Markets Free (EMF) index invests more than 20% in that industry sector. More information relating to this policy change and the risks associated with it will be included in a proxy statement, which will be mailed to shareholders before the special meeting.

THE FOLLOWING REVISES AND SUPERCEDES, AS APPLICABLE, THE "MANAGEMENT OF THE FUND(S)" SECTION WITH RESPECT TO LATIN AMERICAN EQUITY FUND AND PACIFIC BASIN EQUITY FUND:

Effective May 1, 1999, BT Funds Management (International) Limited no longer served as sub-adviser to the Funds.

THE FOLLOWING SUPPLEMENTS THE "MANAGEMENT OF THE FUNDS" SECTION WITH RESPECT TO INTERNATIONAL EQUITY FUND, LATIN AMERICAN EQUITY FUND AND PACIFIC BASIN EQUITY
FUND:
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On June 4, 1999, Bankers Trust Corporation merged with a subsidiary of Deutsche
Bank A.G., ("Deutsche Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. At a special meeting of shareholders ("Special Meeting") held earlier this year, shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") with Bankers Trust Company ("Bankers Trust"). Approval of the Advisory Agreement was sought because Deutsche Bank became Bankers Trust's parent company and, therefore, controls its operations as investment adviser.

At the Special Meeting, shareholders of each Fund also approved a new investment advisory agreement with Deutsche Asset Management Inc. ("DAMI"), formerly Morgan Grenfell, Inc. Each Fund also approved a new sub-investment advisory agreement under which the sub-adviser may perform certain of DAMI's responsibilities at DAMI's expense. Shareholders of the International Equity Fund approved a new sub-investment advisory agreement among the Fund's portfolio, DAMI and Bankers Trust. Shareholders of Pacific Basin Equity Fund and Latin American Equity Fund approved a new sub-investment advisory agreement among each Fund's corresponding portfolio, DAMI and Deutsche Asset Management Investment Services Limited ("DAMISL"), formerly Morgan Grenfell Investment Services Limited. The new investment advisory and sub-investment advisory agreements permit Deutsche Bank to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight.

With respect to Pacific Basin Equity Fund and Latin American Equity Fund, on December 8, 1999, the Board of Trustees approved implementation of the investment advisory and sub-investment advisory agreements with DAMI and DAMISL, respectively. Under the new investment advisory and sub-investment advisory agreements, the compensation paid and the services provided are the same as those under the Advisory Agreement with Bankers Trust. It is currently anticipated that the new advisory agreements will become effective on or about January 15, 2000.

With respect to International Equity Fund, the new investment advisory and sub-investment advisory agreements with DAMI and Bankers Trust, respectively, have not yet been implemented, but may be implemented within two years of the date of the Special Meeting upon approval of a majority of the members of the Board of
Trustees who are not "interested persons."   Under the new investment advisory
and sub-investment advisory agreements, the compensation paid and the services provided would be the same as those under the Advisory Agreement with Bankers Trust.

About DAMI. DAMI is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. DAMI provides a full range of investment advisory services to institutional clients. DAMI serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

About DAMISL. DAMISL is located at 20 Finsbury Circus, London, England. DAMISL provides a full range of international investment advisory services to institutional clients. DAMISL serves as investment adviser to 13 other investment companies.

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On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to each Fund. The SEC has granted Bankers Trust a temporary order to permit it and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

THE FOLLOWING REPLACES THE "PORTFOLIO MANAGERS" SECTION WITH RESPECT TO LATIN AMERICAN EQUITY FUND AND PACIFIC BASIN EQUITY FUND:

Portfolio Management.

Each Fund is managed by a committee made up of investment professionals and analysts employed by the sub-investment adviser. This committee makes all of the Fund's investment decisions.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPPIEFS2 (12/99)

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